                                                                    EXHIBIT 10.3
                                                                    ------------

                                     LEASE
                                     -----


     THIS LEASE, made and entered into as of the 2nd day of May, 1994, by and among GUNNAR H. HEDLUND, DORIS S. HEDLUND, RONALD P. HEDLUND and GERALD A. HEDLUND (collectively the "Beneficiaries"), LASALLE NATIONAL TRUST, N.A. , as successor trustee to LaSalle National Bank, not personally but solely as Trustee (the "Trustee") under Trust Agreement dated December 28, 1972 and known as Trust No. 45197 (the "Trust") (the Trustee and Beneficiaries, jointly and severally, the "Landlord") , and THE PRIVATEBANK AND TRUST COMPANY, an Illinois banking corporation ("Tenant").

                                   ARTICLE I
                                   ---------

                                LEASED PREMISES
                                ---------------

     In consideration of the mutual covenants herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Landlord hereby leases to Tenant, and Tenant accepts from Landlord, the following (collectively, the "Leased Premises"): (a) the entire first floor, containing approximately 4,000 square feet of rentable floor area and the entire basement, containing approximately 1,300 square feet of rentable floor area, located in the two story masonry building (the "Building") situated on the land commonly known as 517 Green Bay Road, Wilmette, Illinois and legally described on Exhibit "A" attached hereto (the "Land"), and (b) the non-exclusive use of the side drive and rear apron adjacent to the Building, as set forth on the site plan attached hereto as Exhibit "B", to have and to hold the Leased Premises unto Tenant for a term of years commencing on the Commencement Date (as hereinafter defined in Article II) and ending on the Expiration Date (as hereinafter defined in Article II) referred to hereinafter as the "Term" of this Lease, unless sooner terminated pursuant to the terms hereof, subject to the terms and conditions hereinafter set forth. The Land and all of the improvements located thereon (including without limitation the Building) are sometimes hereinafter referred to as the "Property".

                                  ARTICLE II
                                  ----------

              COMMENCEMENT DATE; LEASE YEAR; CONDITIONS PRECEDENT
              ---------------------------------------------------

     (a) The "Commencement Date" of the Term of this Lease shall be the date on which Landlord surrenders possession of the Leased Premises to Tenant in good order and repair and in broom-clean condition, in accordance with this Article II, and the "Expiration Date" shall be the last day of the month next preceding the fifth (5th) anniversary of the Commencement Date unless this Lease is sooner terminated in accordance with the provisions hereof or unless the Term is extended pursuant to Article XX hereof, provided, however, if the Commencement Date is other than the first day of a calendar month, the Expiration Date shall be the last day of the month in which the fifth (5th) anniversary of the Commencement Date occurs. Within ten (10) days after the Commencement Date, Landlord and Tenant shall execute a letter setting forth the Commencement Date.

     (b) A "Lease Year" shall mean each twelve-month period during the Term, with the first Lease Year commencing on the Commencement Date and expiring on the day prior to the first (lst) anniversary of the Commencement Date; provided, however, if the Commencement Date is other than the first day of a month, the first Lease Year shall commence on the first day of the calendar month next succeeding the Commencement Date, and shall end on the last day of the month in which the first anniversary of the Commencement Date occurs, and each subsequent Lease Year shall be the twelve month period following expiration of the immediately preceding Lease Year.

     (c) This Lease and all obligations of Tenant hereunder shall be conditioned upon Tenant receiving, within thirty (30) days of the date hereof, final approval of the Village of Wilmette Appearance Review Commission for Tenant's proposed revisions and alterations to the front (east) elevation of the Building. Upon obtaining the foregoing approval, Tenant shall notify Landlord that such approval has been obtained. In the event that Tenant fails to obtain the approval set forth above within such thirty (30) day period, Tenant may terminate this Lease upon written notice delivered to Landlord within five (5) days of the expiration of such thirty (30) day period, in which event neither Landlord nor Tenant shall have any obligation or liability to the other with respect to this Lease or any of the terms or conditions hereof.

     (d) Landlord agrees to surrender possession of the Leased Premises to Tenant in good order and repair and in broom-clean condition within eight (8) weeks after the date hereof.

                                  ARTICLE III
                                  -----------

                                  BASIC RENT
                                  ----------

     (a) Tenant covenants to pay to Landlord at its office at 515 Green Bay Road, Wilmette, Illinois 60091, or at such other place as Landlord may from time to time designate in writing, as basic rent for the use of the Leased Premises, the amounts provided in this Article III ("Basic Rent").

     (b) During the first Lease Year during the Term of this Lease, Tenant shall pay annual Basic Rent of Eighty-Seven Thousand Five Hundred and No/100 Dollars ($87,500.00) in equal monthly installments.

     (c) Basic Rent for each Lease Year during the Term (including the Renewal Terms if applicable) following the first Lease Year shall be subject to adjustment as of the first day of such Lease Year by multiplying the "Net Basic Rent" (as hereinafter defined) by the cumulative percentage increase, if any, in the "CPI" (as hereinafter defined) between the CPI in effect on the last date as of which the CPI is published prior to the Commencement Date and the CPI in effect on the last date as of which the CPI is published prior to the commencement of the Lease Year in question, and adding the product thereof to the annual Basic Rent in effect for the first Lease Year. If, as of the commencement of the Lease Year in question the applicable CPI has not yet been published, the Basic Rent adjustment shall be made as soon as practicable after publication thereof and a retroactive payment of such adjustment for all previous months of such Lease Year shall be made to Landlord within ten (10) days after the date of determination. It is the intention of the parties that the CPI adjustment required above will be carried through during each of the Renewal

Terms, if applicable, as though the Renewal Terms, if exercised, had been part of the original Term of this Lease. That is, the Basic Rent payable in the seventh Lease Year, for example, and assuming exercise of the first Renewal Option, will be the same as the Basic Rent would have been had the original Term been a ten year term, and, similarly, the rental paid in the thirteenth Lease Year, for example, and assuming exercise of the second Renewal Term, would be the same as the rental would have been in the thirteenth Lease Year had the Term of this Lease been originally a fifteen year term. In no event shall Basic Rent for each Lease Year be less than $87,500.00.

     As used above, the term "Net Basic Rent" shall mean $87,500.00 less 60% of "Real Estate Taxes" (as defined in Article IV) that become due and payable with respect to the Property during the "Base Year" (as defined in Article IV), excluding payments with respect to delinquent taxes.

     As used in this Lease, "CPI" shall mean the Consumer Price Index for Chicago, Illinois, All Urban Consumer, All Items, as published by the Bureau of Labor Statistics of the United States Department of Labor (1982-84 = 100). If, at the time required for the determination of Basic Rent, the CPI is no longer published or issued, the parties shall use such other index as is then generally recognized and accepted for similar determinations of purchasing power. If the parties are unable to agree on the selection of such other index which would most accurately carry out the intent hereof, or if there is a dispute with respect to the computation of Basic Rent for any Lease Year, then the issue with respect thereto shall be submitted to the American Arbitration Association in the City of Chicago for determination in accordance with its procedures at such time, and such determination shall be binding upon both parties.

     (d) All Basic Rent payments hereunder are payable in advance and shall be paid on or before the first day of the calendar month for which such installment of Basic Rent is owed.

     (e) Notwithstanding the foregoing, (i) if the Commencement Date occurs on a date other than the first day of a calendar month, then Basic Rent for such first partial month shall be determined pro rata based upon the number of days following (and including) the Commencement Date falling within such calendar month and shall be paid together with the Basic Rent payable on the first day of the first full calendar month of the Term, and (ii) if the Expiration Date occurs on a date other than the last day of a calendar month, then Basic Rent for such final partial month shall be determined pro rata based upon the number of days preceding (and including) the Expiration Date falling within such calendar month.

                                  ARTICLE IV
                                  ----------

                                ADDITIONAL RENT
                                ---------------

     (a) Tenant agrees to pay to Landlord as additional rent ("Additional Rent") (Basic Rent and Additional Rent, together hereinafter referred to as "Rent") an amount equal to sixty percent (60%) of any increase in "Real Estate Taxes" (as hereinafter defined) coming due and being payable during any Lease Year over such taxes due and payable during the base year of 1994 (the "Base Year"), excluding payments with respect to delinquent taxes.

     (b) "Real Estate Taxes" means all general real estate taxes levied against the Property, specifically excluding any penalties or interest thereon, and excluding income, franchise, transfer, inheritance or capital stock taxes.

     In the event that any reductions in Real Estate Taxes are obtained and, as a result of such reduction, Landlord receives a refund of Real Estate Taxes previously paid, Tenant shall receive its pro rata share of such refund in the form of a complete reduction of its Basic Rent and Additional Rent beginning in the month following the month in which such refund is actually received by Landlord and continuing until the amount of the refund has been recovered by Tenant.

     (c) Additional Rent shall be paid to Landlord throughout the Term not less than ten (10) days prior to the time the bill relating to the second installment of such Real Estate Taxes is due, (that is, ten (10) days prior to the last day on which such Real Estate Taxes may be paid without penalty or interest) provided that Landlord has furnished Tenant with a copy of such Real Estate Tax bill not less than fifteen (15) days prior to the time such Real Estate Tax bill is due. Landlord shall furnish Tenant with copies of all Real Estate Tax bills promptly upon receipt by Landlord of such bills, and shall furnish Tenant with proof satisfactory to Tenant that all Real Estate Taxes have been paid within ten (10) days of the date such Real Estate Taxes are paid. Upon the expiration of the Term, Tenant shall have no further obligation to pay any Real Estate Taxes with respect to the Property which become due and payable after the Expiration Date (as the same may have been extended pursuant to Article XX).

                                   ARTICLE V
                                   ---------

                                      USE
                                      ---

     The Leased Premises may be used and occupied by Tenant for general banking and office uses ("Tenant's Use").

                                  ARTICLE VI
                                  ----------

                                   BUILD OUT
                                   ---------

     (a) Landlord agrees, at its sole cost and expense, to blacktop all driveway and parking areas on the Land and to restripe all such parking areas (the "Landlord's Work"), in a good and workmanlike manner, with first-class materials, not later than sixty (60) days after the Commencement Date. All of Landlord's Work shall be performed in accordance with all requirements of the village of Wilmette. In the event that Landlord is unable, after using good faith efforts, to obtain all necessary permits from the Village of Wilmette for the Landlord's Work within thirty (30) days of the date hereof, Landlord and Tenant shall each have the right to terminate this Lease prior to the date of receipt of such permits unless Tenant waives in writing such failure to obtain such permits within ten (10) days after Landlord provides Tenant with written notice of such inability. In the event that on or prior to a date which is not later than sixty (60) days after the Commencement Date Landlord has not yet completed the Landlord's Work, Basic Rent shall be abated until completion thereof; provided, however, the foregoing shall be subject to delays resulting from studies, casualty occurrences, acts of God, and similar matters beyond the reasonable control of Landlord.

     (b) Tenant agrees that it shall, either prior to the Commencement Date or during the first Lease Year, do extensive interior and exterior improvements to the Leased Premises, all at Tenant's expense (the "Initial Work"). Landlord will pay to Tenant Fourteen Thousand and No/100 Dollars ($14,000.00) on the Commencement Date as a construction allowance relative to Tenant's replacement of HVAC units and gutters and downspouts on the front of the Building. The Initial Work shall include interior design items such as interior partitioning, lighting and wall coverings, and will also include substantial alterations to Building systems such as HVAC, electrical and plumbing and to the exterior appearance of the Building. In connection with the foregoing, Tenant may remove existing non-structuring partitions, windows, lighting fixtures, draperies, window coverings, dropped ceilings and the like if necessary in order to complete the Initial Work.

                                  ARTICLE VII
                                  -----------

                           NON-DISTURBANCE AGREEMENT
                           -------------------------

     Prior to the Commencement Date, and as a condition precedent to Tenant's obligations hereunder, Landlord shall furnish Tenant a non-disturbance and attornment agreement acceptable to Tenant from all holders of any mortgage or deed of trust encumbering the Leased Premises on the Commencement Date, providing that in the event of a foreclosure, Tenant's possession of the Leased Premises shall not be disturbed under this Lease during the Term and any renewal term so long as Tenant is not in default hereunder. Any reasonable legal costs incurred by the holder of any such mortgage or deed of trust in preparing such agreement shall be paid, as between Landlord and Tenant, by Tenant.

                                  ARTICLE VII
                                  -----------

           CARE OF THE LEASED PREMISES; SURRENDER; SECURITY DEPOSIT
           --------------------------------------------------------

     (a) Tenant shall keep the Leased Premises reasonably clean and free from rubbish and dirt at all times.

     (b) At the expiration of the Term of this Lease, Tenant shall surrender the Leased Premises in their then condition, reasonable wear and tear and damage or loss by fire, casualty or eminent domain excepted, and shall surrender all keys for the Leased Premises to Landlord at the place then fixed for the payment of Basic Rent. All alterations, whether temporary or permanent, made by Tenant in or on the Leased Premises (excluding only Tenant's furniture, equipment and furnishings) will become Landlord's property and shall remain on the Leased Premises at the expiration of this Lease without compensation to Tenant.

     (c) Tenant agrees to deposit with Landlord, concurrently with the execution and delivery hereof, a security deposit (the "Security Deposit") in the amount of $7,292.00, as security for the full and faithful performance by Tenant of each and every term, provision, covenant, and condition of this Lease. The Security Deposit shall be held by Landlord in a non- interest -bearing account which shall at all times be maintained at The PrivateBank and Trust Company and which shall not be commingled with Landlord's general funds. If Tenant commits an Event of Default, Landlord may use the Security Deposit for the payment of any monies due under this Lease or for any other sum which Landlord may expend or be required to expend by reason of Tenant's Event of Default. If any of the Security Deposit shall be so used by Landlord, then Tenant shall promptly, in each such instance, upon the written demand therefor by Landlord, pay to Landlord such additional sum as may be necessary to restore the Security Deposit to the original amount. Within thirty (30) days after the expiration of the Term, the Security Deposit, or the balance thereof, shall be returned to Tenant.

                                  ARTICLE IX
                                  ----------

                            MAINTENANCE AND REPAIRS
                            -----------------------

     (a) Except for damage by fire, casualty or eminent domain covered by Articles XVI and XVII hereof, Landlord shall, at its sole cost and expense, keep the structural components of the Building and the Leased Premises, including but not limited to, the foundations, exterior and load bearing walls, exterior curtain walls, subflooring, pipes and conduits and roof, and the mechanical, plumbing systems (other than portions thereof altered or added as part of Tenant's Initial Work), in good repair, shall be responsible for and perform any needed extraordinary repairs (being any repairs other than ordinary maintenance) to parking areas, driveways and sidewalks; provided, however, that Landlord shall not be required to make any such repairs which become necessary by reason of the willful misconduct or gross negligence of Tenant, its agents, servants or employees. Tenant shall maintain and keep in good order, condition and repair (ordinary wear and tear and damage by fire, casualty or eminent domain excepted) the interior, non-structural elements of the Premises and those Building systems and equipment (including HVAC, plumbing, electrical and windows) to the extent installed or reconditioned by Tenant, and shall also be responsible for ordinary maintenance of the grounds adjoining the Building (such as snow and debris removal), unless the need for repair or maintenance was caused by the willful misconduct or negligence of Landlord, its agents, servants or employees. Each of Tenant and Landlord shall cause those portions of the Leased Premises which each is obligated to repair and maintain at all times to conform and comply with all applicable governmental laws, rules, regulations and codes affecting the Leased Premises. In the event alterations or additions to the Leased Premises are hereafter required by reason of any change in applicable law (such as, by way of example, additional life safety systems), Landlord shall, at its expense, cause the same to be made or installed, and Tenant shall pay to Landlord as additional rent hereunder on a monthly basis for the remainder of the Term (as it may be extended) an amount equal to the amount necessary to amortize the cost of such alterations or additions on a straight line basis over a ten (10) year period without interest. Notwithstanding the foregoing or any other provision of this Lease, Tenant shall not be responsible for any damage caused by the removal of any equipment or machinery which was located in, or affixed to, the Leased Premises before the

Commencement Date, if such removal is the result of the termination of any equipment lease or results from any other similar cause or matter not within the direct control of Tenant.

     (b) If either party refuses or neglects to make any repair (required to be made by such party hereunder) within ten (10) days after written notice by the other party (or immediately in the event of emergency), such notifying party may make such repairs. If Landlord makes repairs required to be made by Tenant, Tenant will pay to Landlord, on demand, as Additional Rent, the cost thereof with interest (at a rate equal to the "Prime Rate" as announced from time to time by First National Bank of Chicago or its successor [the "Interest Rate"]) from the date of the commencement of said repairs until paid. If Landlord fails to make any repair required to be made by Landlord hereunder, Tenant may, at Tenant's election, (i) make such repairs and deduct the cost thereof (together with interest thereon at the Interest Rate) from the next installment(s) of Basic Rent and Additional Rent due hereunder, (ii) make such repairs and bring an action against Landlord for all damages of Tenant resulting from Landlord's failure to make such repairs, including but not limited to the cost of such repairs (together with interest thereon at the Interest Rate), (iii) terminate this Lease, or (iv) seek any remedy available at law or in equity. If Landlord fails to make any repair required to be made by Landlord hereunder and such failure renders the Leased Premises untenantable, then in addition to all other remedies set forth in this Lease, Rent shall abate from the date the Leased Premises are so rendered untenantable until such time as they are tenantable.

                                   ARTICLE X
                                   ---------

                    ALTERATIONS AND SIGNS; LIENS; FIXTURES
                    --------------------------------------

     (a) Tenant shall not make (i) any interior alterations in or to the Leased Premises in excess of $10,000 in any one instance (including the Initial Work),
(ii) any decorative or aesthetic alterations to the exterior of the Building, or
(iii) any contract for any of the foregoing, without first procuring Landlord's written consent, which consent shall not be unreasonably withheld or delayed. Tenant shall have the right, without obtaining the consent of Landlord, to install such signs upon the Leased Premises and Property as Tenant shall deem necessary or desirable, which signs shall remain Tenant's property and shall be removed by Tenant upon the expiration of the Term. Landlord shall have the right to install one or more signs on the Property relating to other occupants of the Property, provided, however, that such other signs (x) are approved by Tenant in writing prior to the installation thereof (which approval shall not be unreasonably withheld or delayed), (y) do not visually interfere with any signs installed by Tenant, and (z) do not detract from the overall appearance of the Property. Landlord shall maintain such other signs in good condition and repair at its own expense.

     (b) Tenant agrees that it will not do any act or thing to create any mechanic's lien or claim for lien against the Building or the Land or any part thereof, and agrees to indemnify and hold Landlord harmless from and against any and all such liens or claims of such liens and all damages, costs, expenses, and reasonable attorneys fees in connection therewith. If any lien shall attach to the Leased Premises by any person claiming under Tenant, Tenant shall, upon Landlord's request, promptly pay such lien; provided, however, that Tenant need not pay such lien upon Landlord's request in the event that Tenant shall (i) contest such lien diligently and in good faith, (ii) shall promptly pay any final judgment entered in connection therewith, and (iii) shall post with Landlord, or for Landlord's benefit, a bond, letter of credit or other form of security satisfactory to Landlord, in an amount equal to one hundred fifty percent (150%) of the claimed amount of the lien, in order to secure the payment by Tenant of any final judgment entered in connection therewith.

     (c) All alterations, additions, improvements and fixtures, other than Tenant's furniture, equipment and furnishings which may be made or installed by either Landlord or Tenant upon the Leased Premises shall become the property of Landlord upon the expiration of the Term and shall remain upon and be surrendered with the Leased Premises as a part thereof, without disturbance, molestation or injury at the termination of the Term of this Lease, whether by the lapse of time or otherwise, all without compensation or credit to Tenant; provided, however, that if prior to said termination, or within fifteen (15) days thereafter, Landlord so directs by written notice to Tenant, Tenant shall promptly remove the additions, improvements, fixtures and installations which were placed in the Leased Premises by Tenant and which are designated in said notice, and repair any damage occasioned by such removals, and in default thereof, Landlord may effect said removals and repairs and Tenant will pay to Landlord, on demand, as Additional Rent hereunder, the reasonable cost thereof. All furniture, equipment and furnishings of Tenant that are attached to or located at the Leased Premises may be removed at the expiration of the tenancy hereby created provided any damage caused to the Leased Premises by such removal is repaired by Tenant. All such property not so removed by Tenant prior to the expiration of the tenancy shall become the property of Landlord.

                                  ARTICLE XI
                                  ----------

                                   INSURANCE
                                   ---------

     (a) Landlord shall procure and maintain with responsible insurance companies having a rating by A.M. Best & Co. of A+ or better, insurance against damage to the Leased Premises and Building by fire and other risks now or hereafter embraced in extended coverage, and insurance against such other hazards as may be agreed upon by Landlord and Tenant, all in amounts not less than the full replacement cost of the Leased Premises. On or before the Commencement Date, and annually during the Term, Landlord shall deliver to Tenant certificates of insurance evidencing that the above coverages are in effect.

     (b) Tenant agrees to procure and maintain with responsible insurance companies having a rating by A.M. Best & Co. of A+ or better:

          (i) Public liability insurance, insuring Landlord (as an additional insured) and Tenant, as their interests may appear, against all claims, demands, or actions made by or instituted on behalf of any person, firm or corporation, arising from, or alleged to have arisen from, related to, or connected with the conduct and operation of Tenant's business at the Leased Premises, including liability on all walks, parking, driveway and exterior areas at the Land to which Tenant and its employees, agents and customers have access, with a combined single limit of not less than $5,000,000.00 for injury to or death to one or more persons in any one accident, and a limit of not less than $1,000,000.00 for damage to property;

          (ii) Improvements and Betterments coverage on all improvements constituting a permanent part of the Building; and

          (iii) Insurance covering all of Tenant's fixtures, furniture, furnishings, floor coverings, equipment and other personal property in the Leased Premises to the extent of at least eighty percent (80%) of their replacement cost.

     (c) Each of said policies of insurance shall be in form and substance reasonably satisfactory to the parties, and shall provide (i) that it is primary coverage, (ii) that it will not be subject to cancellation, termination or change except upon not less than thirty (30) days prior written notice to Tenant or Landlord, as the case may be, and (iii) that the insurer waives subrogation rights against Landlord and Tenant. Duly executed certificates of the policies of insurance, together with satisfactory evidence of the payment of the premium therefor, shall be deposited with Tenant or Landlord, as the case may be, on or before the Commencement Date, and evidence of the renewal or replacement of such policies shall be delivered to Tenant or Landlord, as the case may be, not less than thirty (30) days prior to the expiration of the term of such policies. If either party fails to comply with its insurance requirements, the other may obtain such insurance and keep the same in effect, and the noncomplying party shall pay to the other on demand, the cost of the premiums therefor, together with interest thereon at the Interest Rate.

                                  ARTICLE XII
                                  -----------

                     INDEMNIFICATION, RISK OF LOSS, DAMAGE
                     -------------------------------------

     (a) Tenant agrees to indemnify and hold Landlord, its agents and employees harmless from and against any and all claims, liabilities, losses, damages, costs and expenses, including reasonable attorneys' fees, arising (i) from the conduct or management of the business conducted by Tenant in the Leased Premises, or (ii) from any breach or default on the part of Tenant in the performance of any covenant or agreement on the part of Tenant to be performed pursuant to the terms of this Lease, or (iii) from any willful misconduct or negligent act or omission of Tenant, its agents, contractors, servants, employees, sublessees, concessionaires or licensees in or about the Leased Premises. In case any action or proceeding is brought against Landlord by reason of any such claim, Tenant, upon notice from Landlord, covenants to diligently defend such action or proceeding, and to retain legal counsel reasonably satisfactory to Landlord in connection therewith.

     (b) Landlord agrees to indemnify and hold Tenant, its agents and employees harmless from and against any and all claims, liabilities, losses, damages, costs and expenses, including reasonable attorneys, fees, arising (i) from any breach or default on the part of Landlord in the performance of any covenant or agreement on the part of Landlord to be performed pursuant to the terms of this Lease or from the failure of any representation made herein by Landlord to be true, or (ii) from any willful misconduct or negligent act or omission of Landlord, its agents, contractors, servants, or employees. In case any action or proceeding is brought against Tenant by reason of any such claim, Landlord, upon notice from Tenant, covenants to diligently defend such action or proceeding and to retain legal counsel reasonably satisfactory to Tenant in connection therewith.

                                  ARTICLE XII
                                  -----------

                           ASSIGNMENT AND SUBLETTING
                           -------------------------

     (a) Tenant shall not sell, assign, mortgage, pledge or in any manner transfer this Lease, or any interest of Tenant herein, or agree to do so, or permit or suffer any transfer of or lien upon this Lease or any interest of Tenant therein by operation of law, or sublet the Leased Premises or any part thereof, or permit the use or occupancy of the Leased Premises or any part thereof by anyone other than Tenant, without the prior express written consent of Landlord, which consent shall not be unreasonably withheld or delayed. Tenant shall be entitled to retain one hundred percent (100%) of the profits, if any, of any subleasing or assignment. Tenant agrees not to sublease more than fifty percent (50%) of the Leased Premises to third parties without Landlord's prior written consent, which consent may be withheld in Landlord's sole discretion. Consent by Landlord to an assignment of this Lease or to the subletting of any portion of the Leased Premises shall not be a waiver of Landlord's rights under this Article XIII as to any subsequent assignment or subletting. Notwithstanding the foregoing, Tenant may, without the consent of Landlord, assign this Lease, or sublet all or a portion of the Leased Premises, to any affiliate, parent, subsidiary or successor to Tenant by merger, consolidation or reorganization.

     (b) In the event Landlord transfers its ownership interest in the Leased Premises, or in the event of enforcement by any mortgagee under any mortgage on the Leased Premises, Tenant shall automatically become the tenant of any such successor in interest without change in the terms of this Lease. In such event, Tenant agrees to attorn to, and look only to, any such successor in interest for the prospective performance of Landlord's obligations under this Lease; provided, however, that Landlord shall remain liable to Tenant for all obligations and liabilities of Landlord accruing hereunder prior to the date of such transfer.

                                  ARTICLE XIV
                                  -----------

                              ACCESS TO PREMISES
                              ------------------

     Tenant shall have unrestricted access to the Land, Building and Leased Premises, and unrestricted use of the Leased Premises, 24 hours a day, 7 days a week, throughout the Term. Landlord reserves the right to enter upon the Leased Premises at all reasonable hours, upon not less than three (3) days prior written notice to Tenant, for the purpose of (i) inspecting the same, (ii) making repairs, additions or alterations to the Building, or (iii) exhibiting the Leased Premises to prospective tenants, purchasers or others and to display during the last one hundred eighty (180) days of the Term hereof "For Rent" or similar signs on windows or doors in the Leased Premises; provided, however, that such entry shall not interfere with the conduct of Tenant's business operations. The exercise by Landlord of any of its rights under this Article shall not be deemed an eviction or disturbance of Tenant's use and possession of the Leased Premises.

                                  ARTICLE XV
                                  ----------

                                   UTILITIES
                                   ---------

     Tenant shall pay for all utility services used in the Leased Premises. The Leased Premises shall be separately metered at Landlord's expense.

                                  ARTICLE XVI
                                  -----------

                                EMINENT DOMAIN
                                --------------

     (a) If all or substantially all of the Leased Premises or the Building are taken by the exercise of the power of eminent domain, this Lease and the Term hereof shall terminate as of the date possession is taken by the condemning authority, and Landlord shall refund any rent paid in advance on a per diem thirty-day month basis from the date possession is so taken to the first day of the next calendar month.

     (b) If part of the Leased Premises or the Building is taken by the exercise of the power of eminent domain and this Lease and the Term hereof are not terminated pursuant to subsection (a) above, Landlord, at its expense and within thirty (30) days after the payment or deposit of the compensation relating to such taking, shall commence to reconstruct the Leased Premises not affected by the taking, and with reasonable diligence proceed with such reconstruction. During the reconstruction and thereafter, Rent and the respective installments thereof shall be reduced in the proportion that the area of the portion of the Leased Premises so taken bears to the entire area of the Leased Premises.

     (c) Tenant shall have the right to separately pursue a condemnation award in respect of the loss, if any, to leasehold improvements paid for by Tenant.

     (d) For purposes hereof, "substantially all" of the Building or Leased Premises shall be taken, if, in Tenant's reasonable judgment, the Leased Premises are no longer suitable for Tenant's Use as previously conducted at the Leased Premises.

                                 ARTICLE XVII
                                 ------------

                                UNTENANTABILITY
                                ---------------

     (a) In the event the Leased Premises or the Building shall be destroyed, or so damaged by fire, explosion, windstorm, or other casualty or by war or civil disorder as to be unsuitable for Tenant's Use as previously conducted at the Premises, in Tenant's reasonable judgment, Landlord shall restore the Leased Premises within a reasonable time after such destruction or damage to their condition existing prior to such casualty; provided, if such restoration cannot be, or is not, completed within ninety (90) days after the date of such casualty, Tenant may terminate this Lease and the Term hereof as of the date of the destruction or damage, or on the date it becomes apparent that the restoration cannot be timely completed, in either case by giving Landlord written notice. Rent shall abate on a per diem thirty-day month basis during the period of restoration.

     (b) In the event the Leased Premises or the Building shall be damaged as aforesaid but are not thereby rendered unsuitable for Tenant's Use as previously conducted at the Premises, Landlord shall restore the Leased Premises with reasonable dispatch, and while such damage is being repaired, Tenant shall be entitled to an equitable abatement of the Rent as reasonably determined by Tenant and Landlord. Landlord shall not be liable or responsible for any delays in rebuilding or repairing due to labor controversies, riots, acts of God, national emergency, acts of a public enemy, governmental laws or regulations, inability to procure materials or labor, or both, or any other cause beyond its control, other than causes related to the cost of labor and/or materials.

                                 ARTICLE XVIII
                                 -------------

                                   REMEDIES
                                   --------

     (a) Landlord may terminate this Lease and the Term hereof or terminate Lessee's right to possess the Leased Premises: (i) upon the failure of Tenant to pay an installment of rent (whether Basic Rent or Additional Rent), or to make any other payment provided to be made hereunder, in either event for ten (10) days after written notice of such failure has been given to Tenant, or (ii) upon the happening of any one or more of the following events (any such failure or event described in this section (a) , an "Event of Default"):

          (A) The making by Tenant of an assignment for the benefit of its creditors;

          (B) The operation or supervision of the business conducted in the Leased Premises by a creditors' committee;

          (C) The institution of proceedings in a court of competent jurisdiction for the reorganization, liquidation or involuntary dissolution of Tenant, or for its adjudication as a bankrupt or insolvent, or for the appointment of a receiver of the property of Tenant, if said proceedings are not dismissed and any receiver, trustee or liquidator appointed therein discharged within ninety (90) days after the institution of said proceedings; or

          (D) The failure of Tenant to timely perform or discharge any of its duties, obligations or covenants under this Lease other than covenants or obligations for the payment of money, which failure remains uncured for a period of thirty (30) days after written notice thereof from Landlord to Tenant; provided, however, that such thirty (30) day period shall be extended as necessary if Tenant is diligently pursuing the cure of such default and if such default cannot, by its nature, be cured within said thirty day period.

     (b) Upon the termination of this Lease or Tenant's right to possession by reason of an Event of Default, Landlord may re-enter the Leased Premises with or without process of law using such force as may be necessary, and remove all persons, fixtures and chattels therefrom.

     (c) Notwithstanding the termination of this Lease by Landlord upon the occurrence of an Event of Default, Landlord shall be entitled to recover immediately as liquidated damages, and as Landlord's sole and exclusive remedy, an amount equal to the discounted present value (at the Interest Rate) of Basic Rent payable for the balance of the Term less the fair rental value of the Leased Premises for the said balance of the Term.

     (d) Upon and after entry into possession without termination of this Lease, Landlord shall use its best efforts to mitigate its damages and to relet the Leased Premises or any part thereof for the account of Tenant for a commercially reasonable rent (and in such regard shall in good faith consider any proposed tenant offered by Tenant), for a commercially reasonable time and upon commercially reasonable terms; provided, however, the liability of Tenant for the Rent provided for hereinabove shall not be extinguished for the balance of the Term remaining after said termination of Lessee's right to possession, but any amounts receivable by Landlord pursuant to any reletting shall be credited against any amounts of Rent due Landlord from Tenant for the balance of said Term.

     (e) In the event of any breach by Tenant of any of the provisions of this Lease, Landlord may, following expiration of any applicable notice and cure period, cure such breach for the account and at the expense of Tenant. If Landlord at any time after an Event of Default is compelled to pay, or elects to pay, as a result of such Event of Default any sum of money or do any act which will require the payment of any sum of money, or incurs any expense including reasonable attorneys' fees in instituting or prosecuting any action or proceedings to enforce Landlord's rights hereunder, the sum or sums so paid by Landlord, with interest thereon from the date of payment thereof at the Interest Rate shall be deemed to be Additional Rent hereunder and shall be due from Tenant to Landlord on the first day of the month following the payment of such respective sums or expenses by Landlord.

     (f) Tenant will, at the expiration or termination of this Lease, yield up possession to Landlord, and failing so to do, at Landlord's option will pay to Landlord as liquidated damages for each day possession is withheld, an amount equal to 150% of the amount of the daily Basic Rent then payable, computed based on a thirty-day month. Neither the payment by Tenant, nor the acceptance by Landlord, of any rent or other payments after expiration or earlier termination of this Lease shall constitute a renewal or extension of this Lease, or a new or periodic tenancy by Tenant, it being understood and agreed that Tenant shall not thereby acquire any holdover rights or obligations with respect to the Property.

     (g) Subject to the provisions of Section (b) of Article IX of this Lease, in the event of any breach by Landlord of any of the provisions of this Lease, Tenant may, following expiration of any applicable notice and cure period, elect one or more of the following remedies: (i) to cure such breach at the expense of Landlord, (ii) to terminate this Lease, or (iii) to seek any remedy available at law or equity. If Tenant, at any time, by reason of such breach, is compelled to pay, or elects to pay, any sum of money or do any act which will require the payment of any sum of money or incurs any expense including reasonable attorneys, fees in instituting or prosecuting any action or proceedings to enforce Tenant's rights hereunder, the sum or sums so paid by Tenant, shall, at Tenant's election, either be immediately due and payable to Tenant with interest thereon at the

Interest Rate or be credited (with interest thereon until such credit is fully applied) against all subsequent payments due Landlord from Tenant under this Lease, if any.

                                  ARTICLE XIX
                                  -----------

                            RIGHT OF FIRST REFUSAL
                            ----------------------

     In the event that at any time during the Term Landlord decides to either sell all or any portion of the Property to a third party, or lease all or any portion of the Property not included within the Leased Premises to a third party, Landlord shall provide Tenant with written notice of its said intention prior to offering such purchase or lease opportunity to any third party. Thereafter, for a period of thirty (30) days from and after Tenant's receipt of such notice, Landlord and Tenant shall negotiate in good faith for the purchase or lease of the Property (or such portion thereof) , as the case may be. In the event Landlord and Tenant are unable to agree on terms of such a purchase or lease within said thirty (30) day period, Landlord shall thereafter for a period of nine (9) months have a right to sell or lease the Property (or such portion thereof), as the case may be, to a third party at a price and on terms no less favorable to Landlord than those offered by Tenant. If Landlord does not sell or lease the Property (or such portion thereof) as above set forth within said nine
(9) month period, the same shall once again be offered to Tenant for first negotiation (in the manner set forth above) before proceeding with a sale or lease of the Property (or any portion thereof) to any third party. The failure of Tenant and Landlord to agree on the terms of a purchase or lease of any portion of the Property in any instance shall not effect Tenant's rights hereunder with respect to a subsequent purchase or lease opportunity relating to any other portion of the Property.

                                  ARTICLE XX
                                  ----------

                                RENEWAL OPTIONS
                                ---------------

     Provided that Tenant is not then in default hereunder beyond any applicable notice and cure periods, Tenant shall have two options (individually, a "Renewal Option", and together, the "Renewal Options"), in its sole discretion, to renew the Term of this Lease for all the premises then covered by this Lease for two additional periods of five years each (individually, a "Renewal Term", and together, the "Renewal Terms"), commencing on the day following the then applicable Expiration Date and terminating on the fifth (in the case of the first Renewal Term) or tenth (in the case of the Second Renewal Term) anniversary of the original Expiration Date, by giving written notice to Landlord of Tenant's exercise of such Renewal Option not less than ninety (90) days prior to the commencement of the Renewal Term with respect thereto. In the event that the Tenant exercises a Renewal Option, the amount of monthly Basic Rent during the first Lease Year of such Renewal Term shall be equal to the monthly Basic Rent for the prior Lease Year (subject to adjustments as provided in Article III, subsection (c) above), the Expiration Date shall be extended to the end of such Renewal Term, and the Term shall include such Renewal Term. In the event Tenant fails to exercise the first Renewal Option, the second Renewal Option shall be terminated. Except as otherwise set forth in this Article XX, all of the terms and conditions of this Lease shall apply to the Renewal Terms.

                                  ARTICLE XXI
                                  -----------


                                    NOTICES
                                    -------

     Any notice, demand or request which may be permitted, required or desired to be given in connection herewith shall be given in writing and directed to Landlord and Tenant as follows, or as otherwise directed in writing by such party:

     To Landlord:        at the address set forth in Article III hereof.

     With a copy to:     Kent A. Heitzinger, Esq.
                         560 Green Bay Road
                         Suite 100
                         Winnetka, IL 60093

     To Tenant:          at the address of the Leased Premises unless requested
                         otherwise by Tenant.

     With a copy to:     Philip M. Kayman, Esq.
                         Neal Gerber & Eisenberg
                         Two North LaSalle Street
                         Chicago, IL 60602

     Notices shall be either (a) personally delivered (including delivery by Federal Express or other courier service) to the offices set forth above, in which case they shall be deemed delivered on the date of delivery to said addresses; or (b) sent by certified or registered mail, return receipt requested, in which case they shall be deemed delivered to such addresses as shown on the receipt unless delivery is refused or delayed by addressee in which event they shall be deemed delivered on the date of deposit in the U.S. Mail.

                                 ARTICLE XXII
                                 ------------

                      MUTUAL WAIVER OF SUBROGATION RIGHTS
                      -----------------------------------

     Whenever any loss, cost, damage or expense resulting from fire, explosion or any other casualty or occurrence is incurred by either of the parties to this Lease in connection with the Leased Premises, and such party is then covered in whole or in part by insurance with respect to such loss, cost, damage or expense, then the party so insured hereby releases and waives any claim of recovery from the other party from any liability it may have on account of thereof. Notwithstanding the foregoing, any release or waiver shall not be operative, in any case where the effect of such release or waiver is to invalidate insurance coverage or invalidate the right of the insured to recover thereunder or increase the cost thereof (provided that in the case of increased costs, the insured shall promptly provide written notice of such increase to the other party and such other party shall have the right, within ten (10) days following such written notice, to pay such increased cost, thereby keeping such release or waiver in full force and effect).

                                 ARTICLE XXIII
                                 -------------

                                   BROKERAGE
                                   ---------

     Landlord shall pay a commission in connection with this Lease only to Mary Tam/Tighe Realty and Doris Hedlund (the "Brokers"). Tenant and Landlord each represent and warrant the other that, except for the Brokers, it has had no dealings with any broker or agent in connection with this Lease, and covenants to pay, hold harmless and indemnify the other from and against any and all cost, expense or liability for any compensation, commissions or charges claimed by any broker or other agent (other than the Brokers) with respect to this Lease or the negotiation thereof, with whom such indemnifying party may have dealt.

                                 ARTICLE XXIV
                                 ------------

                            SUCCESSORS AND ASSIGNS
                            ----------------------

     The terms, covenants and conditions hereof shall be binding upon and inure to the benefit of the parties hereto and their respective successors-in-interest and assigns.

                                  ARTICLE XXV
                                  -----------

                                    PARKING
                                    -------

     Landlord hereby agrees and covenants with Tenant that throughout the Term, all parking spaces located in the 50 feet parking area to the rear of the Building as shown on Exhibit B hereto (the "Parking Spaces") will be available adjacent to the Building on a daily basis for the exclusive use of Tenant, its agents, employees, customers and invitees, which Parking Spaces, at Tenant's request, shall be marked at Landlord's sole cost and expense in a manner reasonably acceptable to Tenant to notify third-parties of such right to exclusive use. There shall be no additional charge hereunder to Tenant for the use of the Parking Spaces.

                                 ARTICLE XXVI
                                 ------------

                         ENVIRONMENTAL REPRESENTATIONS
                         -----------------------------

     Landlord represents and warrants to Tenant that, to Landlord's actual knowledge, no "Hazardous Material" (as hereinafter defined) is, or has ever been, placed, held, present, generated, treated, located or disposed of on, under or at the Property (including without limitation in connection with the construction of the Building) or any part thereof, and the Land has never been used as a dump site or storage site for any Hazardous Material (whether on a permanent or temporary basis). For the purposes of this Lease, "Hazardous Material" means and includes any hazardous, toxic or dangerous waste, substance or material defined as such in (or for purposes of) the Comprehensive Environmental Response, Compensation and Liability Act, any so-called "Superfund" or "Superlien" law, or any other federal, state or local statute, law, ordinance, code, rule, regulation, order, decree or other requirement of any governmental authority regulating, relating to, or imposing liability or standards of conduct concerning, any hazardous, toxic or dangerous waste, substance or material, including without limitation petroleum and asbestos. In addition to any other indemnification under this Lease, Landlord agrees to indemnify and hold Tenant, its officers, directors, shareholders, agents and employees, harmless from and against any and all claims, damages, liabilities, losses, costs and expenses (including without limitation reasonable attorneys' fees) arising out of the presence or former presence of any Hazardous Material at, on or under the Property, except such as arises during the Term. Nothing herein shall obligate Landlord for any consequential damages, such as moving expenses or increased rent or loss of business, resulting from the foregoing.

                                 ARTICLE XXVII
                                 -------------

                                    GENERAL
                                    -------

     (a) This written Lease, including all exhibits attached hereto and documents to be delivered pursuant hereto, shall constitute the entire agreement and understanding of the parties, and there are no other prior or contemporaneous written or oral agreements, undertakings, promises, warranties, or covenants not contained herein. Upon execution of this Lease, that certain Letter of Intent dated March 11, 1994 by and between Hedlund and Tenant shall be of no further force and effect.

     (b) This Lease may be amended only by a written memorandum subsequently executed by both of the parties hereto.

     (c) No waiver of any default of either party hereunder shall be implied from the payment or acceptance of Rent or any other monies thereafter or from any omission by the other party to take any action on account of default if such default persists or is repeated, and no express waiver shall affect any default other than the default specified in the express waiver and that only for the time and to the extent therein stated. One or more waivers of any covenant, term or condition of this Lease by either party shall not be construed as a waiver of a subsequent breach of the same covenant, term or condition. The consent or approval by Landlord or Tenant to or of any act by the other party requiring such party's consent or approval shall not be deemed to waive or render unnecessary such party's consent or approval to or of any subsequent similar act by the other party.

     (d) Time is of the essence of this Lease. In the computation of any period of time provided for in this Lease or by law, any date falling on a Saturday, Sunday or legal holiday shall be deemed to refer to the next day which is not a Saturday, Sunday, or legal holiday.

     (e) In the event that any provision of this Lease shall be unenforceable in whole or in part, such provision shall be limited to the extent necessary to render the same valid, or shall be excised from this Lease, as circumstances require, and this Lease shall be construed as if said provision had been incorporated herein as so limited, or as if said provision has not been included herein, as the case may be.

     (f) Headings of Articles are for convenience of reference only and shall not be construed as a part of this Lease.

     (g) This Lease shall be governed in all respects by the internal laws of the State of Illinois.

     (h) This Lease may be executed in any number of identical counterparts, any or all of which may contain the signatures of only one of the parties, and all of which shall be construed together as but a single instrument.

     (i) In the event of institution of legal proceedings in connection with this Lease, the party prevailing therein shall be entitled to recover the costs and expenses incurred in connection therewith, including, without limitation, reasonable attorneys fees.

     (j) Nothing contained in this Lease shall be deemed or construed by the parties hereto or by any third party to create the relationship of principal and agent, or of partners or coventurers, or of any other association between Landlord and Tenant, it being expressly understood and agreed that neither the method of computation of rent nor any other provisions contained in this Lease nor any acts of the parties hereto shall be deemed to create any relationship between Landlord and Tenant hereunder other than the relationship of landlord and tenant.

     (k) Landlord represents and warrants to Tenant that fee simple title to the Property is vested in the Trust and that the sole beneficiaries of the Trust are Gunnar H. Hedlund, Doris S. Hedlund, Ronald P. Hedlund and Gerald A. Hedlund. Any fee charged by the Trustee allocable solely to the execution of this Lease (as opposed to annual fees or unpaid fees relating to other documents executed by the Trustee) shall either be paid by Tenant or be paid by Landlord and reimbursed by Tenant.

     (l) Wherever any provision of this Lease provides for the consent of Landlord or Tenant, such consent shall not be unreasonably withheld or delayed unless such provision expressly grants such party the right to grant or withhold consent in its sole discretion.

     (m) Concurrently with the execution hereof, a memorandum of this Lease shall be executed by Landlord and Tenant in the form attached hereto as Exhibit "C", setting forth the Term, the Renewal Terms, all rights of first refusal granted Tenant hereunder, and such other matters as Tenant may request, and such memorandum shall be recorded, at Tenant's expense, in the office of the recorder of deeds located in Cook County, Illinois (the "Recorder's Office"). Within ten
(10) days after the Commencement Date, Tenant and Landlord shall execute and record in the Recorder's Office a supplemental memorandum of this Lease setting forth the Commencement Date and the Expiration Date.

     (n) Landlord represents and warrants that it has full right, power and authority to make this Lease, and, provided that there is no uncured Event of Default under this Lease, that Tenant or any permitted assignee or subtenant of Tenant shall and may peaceably and quietly have, hold and enjoy the Leased Premises during the Term.

     (o) Each party shall, from time to time at the other party's request, deliver to the other party within fifteen (15) days after the other party's request, a statement in writing certifying: (i) that this Lease is unmodified and in full force and effect (or if there have been modifications that the same is in full force and effect as modified and identifying the modifications); (ii) the dates to which the Rent and other charges have been paid; (iii) that to the knowledge of such party, the other party is not in default under any provision of this Lease; and (iv) no payments other than as currently due have been made.

     (p) This Lease is executed by LaSalle National Trust, N.A., as successor Trustee to LaSalle National Bank, not personally but solely as Trustee under Trust No. 45197 as aforesaid, in the exercise of the power and authority conferred upon and vested in said Trustee as such, and it is expressly understood and agreed that nothing in said Lease contained shall be construed as creating any liability on said Trustee personally to pay any indebtedness accruing thereunder, or to perform any covenants, either expressed or implied in the said Lease (all such liability, if any, herein being expressly waived by said Tenant and by every person now or hereafter claiming any right or security thereunder) and that so far as said Trustee is concerned, the owner of any indebtedness or right accruing under said Lease shall look solely to the assets of the Trust, the Building and the Land for the payment or enforcement thereof, it being understood that said Trustee merely holds legal title to the Land and has no control over the management thereof or the income therefrom, and has no knowledge respecting rentals, leases or other factual matters with respect to said premises, except as represented to it by the beneficiary or beneficiaries of said trust. Trustee does not warrant, indemnify or defend title and is not responsible for any environmental damage.

     IN WITNESS WHEREOF, Landlord and Tenant have executed this Lease as of the day and year first above written.

LANDLORD:                     /s/ Gunnar H. Hedlund
                              ____________________________________________
                                         Gunnar H. Hedlund


                              /s/ Doris S. Hedlund
                              ____________________________________________
                                         Doris S. Hedlund


                              /s/ Ronald P. Hedlund
                              ____________________________________________
                                         Ronald P. Hedlund


                              /s/ Gerald A. Hedlund
                              ____________________________________________
                                         Gerald A. Hedlund

                              LASALLE NATIONAL TRUST, N.A., as successor trustee to LaSalle National Bank, not personally but solely as Trustee under Trust Agreement dated December 28, 1972 and known as Trust No. 45197

                              By:  /s/ Rosemary Collins
                                  _________________________________________
                                         Its: Assistant Vice President
                                              _____________________________



TENANT:                       THE PRIVATEBANK AND TRUST COMPANY


                              By: /s/ Dennis C. Mullen
                                  _________________________________________
                                         Its:  Managing Director

                                   EXHIBIT A
                                   ---------

                         LEGAL DESCRIPTION OF THE LAND
                         -----------------------------

Lot 20 and the Northerly 10 foot front and rear of Lot 19 all in Block 9 in Dingee and others Resubdivision of Blocks 3, 6, 9 and 10 and the South one-half ( 1/2) of Block 8 in Wilmette, Cook County, Illinois.

                                   EXHIBIT B
                                   ---------

                     [PROPOSED PARKING PLAN APPEARS HERE]

                              MEMORANDUM OF LEASE
                              -------------------


     THIS MEMORANDUM OF LEASE is made and entered into as the 2nd day of May, 1994 by and between LASALLE NATIONAL TRUST, N.A., as successor Trustee to LaSalle National Bank, not personally but solely as Trustee under Trust Agreement dated December 28, 1972 and known as Trust No. 45197 ("Landlord") and THE PRIVATEBANK AND TRUST COMPANY, an Illinois banking corporation ("Tenant").

                             W I T N E S S E T H:
                             -------------------

     WHEREAS, Landlord, together with its beneficiaries, are, concurrently herewith, executing and delivering a certain Lease, of even date herewith (the "Lease") relating to certain premises, more particularly described below. The parties hereto now wish to enter into this Memorandum of Lease for the purpose of memorializing the Lease and providing public notice thereof.

     NOW, THEREFORE, it is hereby agreed, by and between the parties hereto, as follows:

1.   THE LEASE. The parties hereto, together with the beneficiaries of Landlord,
     ---------
have, pursuant to the Lease, and do hereby, lease and demise to Tenant, and its successors in interest and assigns, a portion of those certain premises, legally described on Exhibit A attached hereto (the "Land") consisting of the following:
(a) the entire first floor, containing approximately 4,000 square feet of rentable floor area, and the entire basement, containing approximately 1,300 square feet of rentable floor area, contained in the two story masonry building (the "Building") situated on the Land and commonly known as 517 Green Bay Road, Wilmette, Illinois, and (b) the non-exclusive use of the side drive and rear apron adjacent to the Building.

2.   TERM. The term of the Lease shall commence on the "Commencement Date" (as
     ----
defined in the Lease), which date shall in no event be later than eight (8) weeks after the date hereof, and shall terminate on the last day of the month next preceding the fifth (5th) anniversary of the Commencement Date unless the Lease is sooner terminated in accordance with the provisions thereof or unless the Term is extended as hereinafter provided; provided, however, if the Commencement Date is other than the first day of a calendar month, the Expiration Date shall be the last day of the month in which the fifth (5th) anniversary of the Commencement Date occurs.

     Tenant has the right, at its option, subject to the conditions and provisions set forth in the Lease, to extend the Term of the Lease for two (2) renewal terms of five (5) years each.

3.   RENT. Tenant is required to pay Basic Rent, Additional Rent and certain
     ----
increases in Rent, all as provided in the Lease.

4.   OTHER TERMS AND PROVISIONS. Other terms and provisions applicable to the
     --------------------------
use, occupancy and enjoyment of the Leased Premises are set forth in the Lease. This Memorandum of Lease is intended only to provide public notice of the existence of the Lease and certain of its provisions. This Memorandum of Lease is qualified in all respects by reference to the Lease and is not intended to amend, modify, limit, restrict or expand any of the terms or provisions of the Lease, the parties hereto agreeing that in all respects the terms and provisions of the Lease shall govern. In the event of any conflict between the provisions of this Memorandum of Lease and the provisions of the Lease, the provisions of the Lease shall in all respects prevail.

5.   TRUSTEE EXCULPATION. This Memorandum of Lease is executed by LaSalle
     -------------------
National Trust, N.A. as successor Trustee to LaSalle National Bank, not personally but solely as Trustee under Trust No. 45197 as aforesaid, in the exercise of the power and authority conferred upon and vested in said Trustee as such, and it is expressly understood and agreed that nothing in this Memorandum of Lease or in the Lease contained shall be construed as creating any liability on said Trustee personally to pay any indebtedness accruing hereunder or thereunder, or to perform any covenants, either expressed or implied, in the said Lease or herein contained (all such liability, if any, herein being expressly waived by the Tenant and by every person now or hereafter claiming any right or security thereunder or hereunder) and insofar as said Trustee is concerned, the owner of any indebtedness or right accruing under the Lease or hereunder shall look solely to the assets of the trust, the Building and the Land f or the payment or enforcement thereof, it being understood that the said Trustee merely holds legal title to the Land and has no control over management thereof or the income therefrom and has no knowledge respecting rentals, leases or other f actual matters with respect to said premises, except as represented to it by the beneficiary or beneficiaries of said trust. Trustee does not warrant, indemnify or defend title and is not responsible for any environmental damage.

     IN WITNESS WHEREOF, Landlord and Tenant have executed this Memorandum of Lease as of the day and year first above written.

                                   LASALLE NATIONAL TRUST, N.A., as successor trustee to LaSalle National Bank, not personally but solely as Trustee under Trust Agreement dated December 28, 1972 and known as Trust No. 45197

                                   By: /s/ Rosemary Collins
                                       -----------------------------------------
                                           Its: Assistant Vice President

ATTEST:


By: /s/ Nancy A. Stack
    ---------------------------
    Assistant Secretary



                                   THE PRIVATEBANK AND TRUST COMPANY


                                   By: /s/ Dennis C. Mullen
                                       -----------------------------------------
                                           Its:  Managing Director

ATTEST:


By: /s/ Donald A. Roubitchek
    ---------------------------
    Secretary

STATE OF ILLINOIS   )
                    )  ss
COUNTY OF COOK      )

     The undersigned, Kathleen E. Bye, a Notary Public in and for the County and State aforesaid, does hereby certify, that on this date there appeared before me Rosemary Collins and Nancy A. Stack, personally known to be me to the Assistant Vice President and Assistant Secretary of LaSalle National Trust, N.A. and, having first been duly sworn, did confirm and acknowledge to me that each had signed and executed the above and foregoing Memorandum of Lease in their respective capacities as the President and __Secretary, for the uses and purposes therein set forth, and as their free and voluntary act and the free and voluntary act of said corporation.

     GIVEN under my hand and official seal this 5th day of May, 1994.

                                        /s/ Kathleen E. Bye
                                        ---------------------------------------
                                        Notary Public

                                        My Commission expires:

                                        10-23-95
                                        ---------------------------------------





STATE OF ILLINOIS   )
                    )  ss
COUNTY OF COOK      )


     The undersigned, Leslie Owens, a Notary Public in and for the County and State aforesaid, does hereby certify, that on this date there appeared before me Donald A. Roubitchek and Dennis C. Mullen, personally known to be me to the Managing Director and Secretary of The PrivateBank Trust Company and, having first been duly sworn, did confirm and acknowledge to me that each had signed and executed the above and foregoing Memorandum of Lease in their respective capacities as Managing Director and Secretary, for the uses and purposes therein set forth, and as their free and voluntary act and the free and voluntary act of said corporation.


     GIVEN under my hand and official seal this 2nd day of May, 1994.

                                        /s/ Leslie Owens
                                        ---------------------------------------
                                        Notary Public

                                        My Commission expires:

                                        05-04-97
                                        ---------------------------------------

                                   EXHIBIT A
                                   ---------

                               LEGAL DESCRIPTION

Lot 20 and the Northerly 10 foot front and rear of Lot 19 all in Block 9 in Dingee and others Resubdivision of Blocks 3, 6, 9 and 10 and the South one-half ( 1/2) of Block 8 in Wilmette, Cook County, Illinois.

                                 [Letterhead]
                       The PrivateBank and Trust Company

Donald A. Roubitchek
Managing Director and
Chief Operating Officer
(312) 683-7126


March 22, 1999

The Hedlund Family
c/o Ronald P. Hedlund
515 Green Bay Road
Wilmette, IL 60091

Dear Mr. Hedlund:

Pursuant to Article XX of the lease agreement dated May 2, 1994, between the Hedlund family (and LaSalle National Trust #45197) and The PrivateBank and Trust Company, the Bank hereby exercises its First Renewal Option to extend the term of the lease for an additional five years. Based on the information contained in a letter dated August 1, 1994, written to me by Doris Hedlund, the lease commencement dated was July 1, 1994. Therefore, the current lease term expires June 30, 1999, and the lease is hereby extended to June 30, 2004.

Per the terms of our agreement, we will send a copy of this letter to your attorney, Mr. Kent A. Heitzinger. We will not send anything to LaSalle National Trust.

We look forward to another five years of an excellent working relationship.

Sincerely,


Donald A. Roubitchek


cc:  Mr. Kent A. Heitzinger
     Mr. Dennis C. Mullen
     Mr. Mark L. Kosiek